                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K\A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 1996
                                                -------------------------

                                 WAVETECH, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                        0-15482                22-2726569
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)

5210 E. Williams Circle, Suite 200, Tucson, Arizona                    85711
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (520) 750-9093
                                                   --------------------
                                 Not applicable
         (Former name or former address, if changed since last report.)

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Form 8-K Current Report dated April 8, 1996, as follows:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  Exhibit A attached to the Form 8-K Current Report dated April 8, 1996 is amended in its entirety and replaced with Exhibit A\1 filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 1996

                                 WAVETECH, INC.

                                 By:      /s/Gerald I. Quinn
                                    ------------------------------------------
                                         Gerald I. Quinn
                                         President and Chief Executive Officer

                                   EXHIBIT A/1

                         WAVETECH, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                           MARCH 31, 1996 (UNAUDITED)

                          ----------------------------

                                                    ASSETS
                                                    ------

                                                                                            Pro-Forma
                                                March 31, 1996          Pro-Forma         Consolidated
                                                    Actual             Adjustments          03/31/96
                                                 =====================================================
Current Assets:
         Cash and Cash equivalents               $   138,707           $1,492,500          $ 1,631,207
         Other Current Assets                          4,398                                     4,398
                                                 -----------                               -----------

                  Total Current Assets               143,105                                 1,635,605
Property and Equipment, net                          535,049                                   535,049
Other Assets:
         Deposits                                     64,718                                    64,718
         Other Assets                                 10,400                                    10,400
                                                 -----------                               -----------

                  Total Other Assets                  75,118                                    75,118
                                                 -----------           ----------          -----------

                  Total Assets                       753,272            1,492,500            2,245,772
                                                 ===========           ==========          ===========

                                      LIABILITIES AND STOCKHOLDERS' EQUITY
                                      ------------------------------------

Current Liabilities:
         Accounts payable and accrued            $    98,115                               $    98,115
         expenses
         Capital Leases                               14,980                                    14,980
         *Notes payable, current                      53,639                                    53,639
                                                 -----------                               -----------

                  Total Current
                  Liabilities                        166,734                                   166,734
                                                 -----------                               -----------
Stockholders' equity:
         Common stock, par value                      10,500                1,532               12,032
         $.001 per share; 50,000,000
         shares authorized, and
         12,509,246 shares issued and
         outstanding
Additional paid in capital                         2,739,792            1,490,968            4,230,760
Retained earnings (accumulated deficit)           (2,163,754)                               (2,163,754)
                                                 -----------                               -----------
         Total stockholders' equity
         (deficit)                                   586,538                                 2,079,038
                                                 -----------           ----------          -----------
         Total liabilities and
         stockholders' equity                        753,272            1,492,500            2,245,772
                                                 ===========           ==========          ===========

*Paid with Common Stock not a cash item.

                          WAVETECH, INC. & SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                  FOR THE 7 MONTH PERIODS ENDED MARCH 31, 1996

                                   (UNAUDITED)

Revenues:                                                             $  12,532

Cost of Sales:                                                          112,741
                                                                      ---------

Gross Margins:                                                         (100,209)

Development and Administrative Expenses:                                671,378
                                                                      ---------

Net Loss:                                                             $(771,587)
                                                                      =========